UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2014

FCA US LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54282 (Commission File Number)	27-0187394 (IRS Employer Identification No.)

1000 Chrysler Drive, Auburn Hills, Michigan (Address of principal executive offices)	48326 (Zip Code)

Registrant’s telephone number, including area code: (248) 512-2950

Former name or former address, if changed since last report:
Chrysler Group LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective December 15, 2014, the registrant changed its name from Chrysler Group LLC to FCA US LLC. A copy of the press release announcing this name change is attached as Exhibit 99.1 hereto and hereby incorporated by reference.

Item 9.01.      Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release issued by FCA US LLC dated December 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2014

FCA US LLC
(Registrant)

/s/ Marjorie H. Loeb
Marjorie H. Loeb
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by FCA US LLC dated December 16, 2014.